UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 13, 2015

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94163
(Address of Principal Executive Offices) (Zip Code)
1-866-249-3302
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 14, 2015, Wells Fargo & Company (the “Company”) issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2015, and posted on its website its 3Q15 Quarterly Supplement, which contains certain additional historical and forward-looking information relating to the Company. The press release is included as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02. The information included in Exhibit 99.1 is considered to be “filed” for purposes of Section 18 under the Securities Exchange Act of 1934. The Quarterly Supplement is included as Exhibit 99.2 to this report and is incorporated by reference into this Item 2.02. Exhibit 99.2 shall not be considered “filed” for purposes of Section 18 under the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.
On October 14, 2015, the Company intends to host a live conference call that will also be available by webcast to discuss the press release, the Quarterly Supplement, and other matters relating to the Company.
Item 8.01 Other Events.
On October 13, 2015, the Company issued a press release announcing that it has signed an agreement to purchase GE Capital’s Commercial Distribution Finance and Vendor Finance platforms as well as a portion of its Corporate Finance business. The press release announcing the agreement is included as Exhibit 99.3 to this report and is incorporated by reference into this Item 8.01. The Company anticipates that the transaction will be neutral to modestly accretive in 2016 due to transition-related costs, and that it will have minimal impact on the Company’s liquidity position because it is expected to be funded in the short term through an increase in borrowings and longer term through anticipated growth in deposits.
Cautionary Statement About Forward-Looking Statements
This report contains forward-looking statements about our future financial performance and business. Because forward-looking statements are based on our current expectations and assumptions regarding the future, they are subject to inherent risks and uncertainties. Do not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission and available on its website at www.sec.gov.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 14, 2015, deemed “filed” under the Securities Exchange Act of 1934

99.2	Quarterly Supplement, deemed “furnished” under the Securities Exchange Act of 1934

99.3	Press Release dated October 13, 2015, deemed “filed” under the Securities Exchange Act of 1934

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 14, 2015	WELLS FARGO & COMPANY

		By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller
(Principal Accounting Officer)